UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2007
Alfacell Corporation
(Exact name of registrant as specified in its charter)
0-11088
(Commission File Number)

Delaware	22-2369085
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
225 Belleville Avenue, Bloomfield, New Jersey 07003
(Address of principal executive offices, with zip code)
(973) 748-8082
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 12, 2007, Alfacell Corporation (the “Company”) issued a press release announcing the creation of two new board committees to oversee the Company’s clinical and pre-clinical research efforts as well as its commercial and business development activities. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     99.1 Press release of Alfacell Corporation dated February 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFACELL CORPORATION

Date: February 15, 2007	By:	/s/ Lawrence A. Kenyon

Lawrence A. Kenyon
Executive Vice President, Chief Financial Officer and Secretary